UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 20, 2022

Frontier Communications Parent, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-11001	86-2359749
(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Frontier Communications Parent, Inc. (“Frontier”) held its 2022 Annual Meeting of Stockholders on May 17, 2022.  There were 220,603,433 shares of common stock present at the Annual Meeting, or 90.2 % of the shares of common stock outstanding on March 21, 2022, the record date for the Annual Meeting.

The following items were submitted to a vote of stockholders:

(1)	At the Meeting, the vote to elect nine (9) directors to hold office until the next annual stockholder meeting or until his or her successor has been elected and qualified, was as follows:

	FOR	AGAINST	WITHHOLD
Kevin L. Beebe	209,445,818	118,421	88,900
Lisa V. Chang	209,203,539	362,301	87,299
Pamela L. Coe	209,210,129	357,958	85,052
Nick Jeffery	209,467,636	118,011	67,492
Stephen C. Pusey	208,927,946	633,822	91,371
Margaret M. Smyth	207,479,812	2,088,051	85,276
John G. Stratton	207,787,576	1,798,454	67,109
Maryann Turcke	206,511,740	2,203,857	937,542
Prat Vemana	208,928,421	635,676	89,042

There were 10,950,294 broker non-votes with respect to each nominee.

(2)	The appointment of KPMG LLP as Frontier’s independent registered public accounting firm for 2022 was ratified with the following vote:

FOR	AGAINST	ABSTAIN

218,160,358	2,409,581	33,494

There were no broker non-votes with respect to this matter.

(3)	The advisory vote to approve named executive compensation was approved and received the following vote:

FOR	AGAINST	ABSTAIN

202,865,687	5,842,149	945,303

There were 10,950,294 broker non-votes with respect to this matter.

(4)	The advisory vote on the frequency of future advisory votes to approve named executive officer compensation received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

208,878,773	17,332	221,628	535,406

There were 10,950,294 broker non-votes with respect to this matter.

In light of the voting results for this item, Frontier’s Board of Directors has determined to hold an annual advisory vote on executive compensation of named executive officers until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS PARENT, INC.

Date: May 20, 2022	By:	/s/ Mark Nielsen
Mark Nielsen
Executive Vice President, Chief Legal and Regulatory Officer